UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 13, 2006

                               SWISS MEDICA, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                      000-09489               98-0355519
           --------                      ---------               ----------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)

                           53 Yonge Street, 3rd Floor
                        Toronto, Ontario, Canada M5E 1JE
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (416) 868-0202

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                           FORWARD LOOKING STATEMENTS

      This Form 8-K and other reports filed by Swiss Medica, Inc. (the "Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the Filings the words "anticipate, "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

      Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

FOR INSERTION INTO FORM 8-K CURRENT REPORT IN RE MONTGOMERY EQUITY PARTNERS, LTD. FINANCING - REVISED ITEM 1.01:

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On April 13, 2006 (the "First Closing Date"), the Registrant closed a financing transaction in which it sold secured convertible redeemable debentures (the "Convertible Redeemable Debentures") to Montgomery Equity Partners, Ltd. ("Montgomery") to raise $2,000,000 pursuant to a Securities Purchase Agreement dated April 11, 2006 (the "Securities Purchase Agreement"). The Registrant received $1,300,000 on the First Closing Date, and will receive the balance of $700,000 on the date the registration statement is filed (the "Second Closing Date") pursuant to Investors Registration Rights Agreement dated April 11, 2006 between the Registrant and Montgomery (the "Registration Rights Agreement").

      The Registrant granted Montgomery a secured convertible redeemable debenture (the "Debenture") in the amount of $1,300,000 dated April 11, 2006. Montgomery cannot convert the Debenture into shares of the Registrant's common stock (the "Common Stock"), in whole or in part, until one hundred fifty (150) calendar days after April 11, 2006 (the "Conversion Date"). If converted, the price per share shall equal the lesser of (a) $0.175 (the "Fixed Conversion Price"), or (b) eighty percent (80%) of the lowest closing Bid Price of the Common Stock during the five (5) trading days immediately preceding the Conversion Date as quoted by Bloomberg, LP. However, Montgomery may not convert the Debenture or exercise the Warrant (as defined below) if such conversion or exercise would result in Montgomery, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Securities Exchange Act of 1933 and the rules promulgated thereunder) in excess of 4.99% of the then issued and outstanding shares of the Registrant's common stock. The interest rate of the Debenture is twelve percent (12%) per annum for the first one hundred fifty (150) days from April 11, 2006 and, thereafter, interest shall accrue on the outstanding principal balance at an annual rate equal to eight percent (8%). The Debenture matures on December 7, 2007 (the "Maturity Date").

      The Registrant has a right, with three (3) business days advance written notice (the "Notice of Redemption"), to redeem a portion or all of the amounts outstanding under the Debenture prior to the Maturity Date, with the Registrant being obliged to pay an amount equal to the principal amount being redeemed plus a redemption premium equal to twenty percent (20%) of the principal amount being redeemed, and accrued interest, if such redemption right is exercised. However, commencing one hundred eighty (180) calendar days after April 11, 2006, the Registrant, at its option, shall only have the right to redeem a portion or all amounts outstanding under the Debenture prior to the Maturity Date provided that the price per share in the last reported trade of the Registrant's Common Stock on the OTC or on the exchange which the Common Stock is then listed as quoted by Bloomberg, LP, is less than the Fixed Conversion Price at the time of the Notice of Redemption.

      The Registrant granted Montgomery a security interest in certain of its assets pursuant to a Security Agreement dated April 11, 2006 between the Registrant and Montgomery in addition to the Debenture dated April 11, 2006 between the Registrant and Montgomery (collectively, the "Security Agreements"). The Registrant also entered into a Pledge and Escrow Agreement with Montgomery, dated April 11, 2006 (the "Pledge Agreement") whereby the Registrant agreed to reserve for issuance 27,586,207 shares of its common stock with the transfer agent(the "Pledged Shares") until such time all obligations under the Convertible Redeemable Debentures have been satisfied. Pursuant to the Pledge Agreement, the Registrant instructed its transfer agent to reserve the Pledged Shares, and to hold them in reserve until the full payment of all amounts due to Montgomery under the Convertible Redeemable Debentures and through repayment in accordance with the terms of the Convertible Redeemable Debentures, or the termination or expiration of the Pledge Agreement. The Pledged Shares have been reserved but have not actually been issued and such shares will not be issued if the Registrant pays all amounts it owes under, and makes such payment in accordance with the terms of, the Convertible Redeemable Debentures. The Registrant paid Yorkville Advisors, LLC a structuring fee of $12,500 and also paid a commitment fee equal to 10% of the total purchase price of the Convertible Redeemable Debentures of which $130,000 was paid on April 13, 2006 upon the funding of $1,300,000 of the Convertible Redeemable Debentures.

      Montgomery also received a three-year warrant to purchase 2,000,000 shares of common stock (the "Warrant Shares") at an exercise price of $0.20 per share (the "Warrant"). If at anytime the Registrant redeems all or a portion of the Convertible Redeemable Debentures issued pursuant to the Securities Purchase Agreement, then the Registrant shall redeem a pro rata portion of the Warrant to the amount of the Convertible Redeemable Debentures redeemed. The redemption price ("Redemption Price") varies depending on when the Debentures are redeemed. If such redemption occurs within one hundred eighty (180) calendar days from April 11, 2006 (the "Date of Issuance"), then the redemption price (the "Redemption Price") shall be equal to $0.075 per share. If such redemption occurs more than one hundred eighty (180) calendar days but less than two hundred ten (210) calendar days from the Date of Issuance, then the Redemption Price shall be $0.125 per share. If such redemption occurs more than two hundred ten (210) calendar days but less than two hundred forty (240) calendar days from the Date of Issuance, then the Redemption Price shall be $0.15 per share. If such redemption occurs more than two hundred forty (240) calendar days from the Date of Issuance, then the Redemption Price shall be $0.20 per share. The Warrant's expiration date is three years from the Date of Issuance or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

      Montgomery also has the right, commencing one hundred fifty (150) calendar days from the Date of Issuance, with three (3) business days advance written notice to the Registrant (the "Redemption Notice"), to force the Registrant to redeem up to twenty percent (20%) of the aggregate number of shares of Common Stock issuable under the Warrant at a redemption price (the "Redemption Price") equal to $0.075 per share. The Registrant shall deliver to Montgomery the Redemption Price on the third (3rd) business day after the Redemption Notice. Commencing one hundred eighty (180) calendar days from the Date of Issuance, the Redemption Price shall increase to $0.125 per share. Commencing two hundred ten
(210) calendar days from the Date of Issuance, the Redemption Price shall increase to $0.15 per share. Commencing two hundred forty (240) calendar days from the Date of Issuance, the Redemption Price shall increase to $0.20 per share. At the option of the Registrant, the amount redeemed maybe paid in either cash or fully registered and free trading shares of the Registrant's Common Stock in an amount equal to the amount redeemed.

      The securities issued in this private placement have not been registered under the Securities Act of 1933, as amended, and until so registered the securities may not be offered or sold in the United States absent registration or availability of an applicable exemption from registration. The offering requires the Registrant, no later than 60 days after the First Closing Date (the "Scheduled Filing Deadline"), to prepare and file with the Commission a registration statement for the purpose of registering under the Securities Act of 1933 all of the shares of the Registrant's common stock issuable upon exercise of the Convertible Redeemable Debentures and the Warrant pursuant to the Registration Rights Agreement. The Registration Rights Agreement also requires the Registrant to use its best efforts to have the registration statement declared effective no later than 120 days from the First Closing Date and to insure that the registration statement and any subsequent registration statement remains in effect until the earlier of (i) all of the shares of Common Stock issuable to Montgomery upon conversion of the Convertible Redeemable Debentures pursuant to the Securities Purchase Agreement and the Warrant Shares have been sold, subject to the terms and conditions of Registration Rights Agreement, or (ii) the shares of common stock issuable to the Montgomery upon conversion of the Convertible Redeemable Debentures shall be eligible for resale pursuant to Rule 144(k).

      The sale of the Convertible Redeemable Debentures and the Warrant are exempt from registration under federal securities laws pursuant to Section 4(2) of the Securities Act of 1933, as amended. This announcement is not an offer to sell securities of Swiss Medica, Inc. and any opportunity to participate in the private placement was available to a very limited group of accredited investor.

      The foregoing description of this private placement does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement, the Debentures, the Warrant, the Registration Rights Agreement, the Pledge Agreement, the Irrevocable Transfer Agent Instruction Letter and the Security Agreements.

Item 3.02 Unregistered Sales of Equity Securities.

      The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

      Ex. 10.1 -  Securities Purchase Agreement, dated as of April 11, 2006, between the Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.2 -  Secured Convertible Debenture, dated as of April 11, 2006, between the Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.3 -  Security Agreement, dated as of April 11, 2006, between the
                  Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.4 -  Warrant to Purchase Common Stock, dated as of April 11, 2006, between the Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.5 -  Investor Registration Rights Agreement, dated as of April 11,
                  2006, between the Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.6 -  Pledge and Escrow Agreement, dated as of April 11, 2006, between the Registrant and Montgomery Equity Partners, Ltd.

      Ex. 10.7 -  Irrevocable Transfer Agent Instructions Letter, dated April
                  11, 2006, by and amongst the Registrant, Montgomery Equity Partners, Ltd, David Gonzalez and Atlas Stock Transfer Company.

                            [SIGNATURES PAGE FOLLOWS]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April __, 2006                   SWISS MEDICA, INC.
                                        (Registrant)


                                        By:
                                               ---------------------------------
                                        Name:  Raghunath Kilambi
                                        Title: Chief Executive Officer